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                        SUPPLEMENT DATED OCTOBER 1, 2002
                           TO THE PROFUNDS PROSPECTUS
                                DATED MAY 1, 2002
                          (as revised October 1, 2002)


     The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Asia 30 ProFund
Airlines UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Leisure Goods & Services UltraSector ProFund
Industrial UltraSector ProFund
Oil Drilling Equipment & Services UltraSector ProFund

     The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount.

          Investors should retain this supplement for future reference.



                                                                         PRO1002